Exhibit 99.4



             FOSTER WHEELER REDUCES GOODWILL AT E&C UNIT AND RECORDS

                    CUMULATIVE EFFECT IN SECOND-QUARTER 10-Q


     HAMILTON, BERMUDA, August 16, 2002--Foster Wheeler Ltd. (NYSE:FWC) announced that it recently finalized its valuation of goodwill impairment for one of its Engineering and Construction units under the two-step evaluation provisions of SFAS No. 142. Accordingly, the Company has recorded an additional goodwill impairment charge of $48.7 million in the second quarter. This charge has been accounted for as the cumulative effect of a change in accounting principle under the transition rules of SFAS No. 142. The additional impairment charge includes a $24.0 million charge related to the same reporting unit previously included as an asset impairment in the Company's second-quarter earnings release, dated July 31, 2002. The Company is reporting the charge at this time because it finalized its evaluation of the goodwill impairment subsequent to the release of its second-quarter earnings, but prior to the filing of its second-quarter 10-Q.

     The net losses after the cumulative effect of a change in accounting principle for goodwill impairment for the three and six month periods ended June 28, 2002 were changed to $85.0 million and $183.1 million, respectively, in the second-quarter financial statements. This compares to the previously reported losses of $109.0 and $158.4 million, respectively.

     In addition, as a result of performing the step one assessment under SFAS No. 142 management has determined that a substantial portion of the goodwill at an additional reporting unit in its Energy Group may be impaired. The Company anticipates finalizing the necessary step two evaluation procedures required under SFAS No. 142 in the third quarter. The amount of goodwill related to this reporting unit amounts to approximately $77.0 million.

                                     # # #

Notes to Editor:

1. Consolidated Statements follow.

                                                                         MORE...


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2.   Foster Wheeler Ltd. is a global company offering, through its subsidiaries, a broad range of design, engineering, construction, manufacturing, project development and management, research, plant operation and environmental services. The corporation is based in Hamilton, Bermuda, and its operational headquarters are in Clinton, N.J. For more information about Foster Wheeler, visit our World Wide Web site at www.fwc.com.

3.   Safe Harbor Statement

     This news release contains forward-looking statements that are based on management's assumptions, expectations and projections about the various industries within which the Corporation operates. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The corporation cautions that a variety of factors, including but not limited to the following, could cause business conditions and results to differ materially from what is contained in forward-looking statements: changes in the rate of economic growth in the United States and other major international economies, changes in investment by the energy, power and environmental industries, changes in regulatory environment, changes in project schedules, changes in trade, monetary and fiscal policies worldwide, currency fluctuations, outcomes of pending and future litigation, protection and validity of patents and other intellectual property rights, and increasing competition by foreign and domestic companies.

                                      # # #
08-16-02

MEDIA CONTACT:  Sherry Peske 908-730-4444

SHAREHOLDER CONTACT:  John Doyle 908-730-4270

OTHER INQUIRIES:  908-730-4000

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

                                                FOSTER WHEELER LTD. AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED STATEMENT OF EARNINGS AND COMPREHENSIVE INCOME
                                        (In Thousands of Dollars, Except Per Share Amounts)
                                                             (Unaudited)

                                                                          Three Months Ended                  Six Months Ended
                                                                          ------------------                  ----------------
                                                                      June 28, 2002   June 29, 2001   June 28, 2002    June 29, 2001
                                                                      -------------   -------------   -------------    -------------
Revenues:
    Operating revenues ...........................................     $   944,334      $   826,882     $ 1,739,743      $ 1,509,525
    Other income .................................................          14,567           13,301          25,187           28,893
                                                                       -----------      -----------     -----------      -----------

    Total revenues ...............................................         958,901          840,183       1,764,930        1,538,418
                                                                       -----------      -----------     -----------      -----------

Costs and expenses:
    Cost of operating revenues ...................................         895,547          742,461       1,607,479        1,350,146
    Selling, general and administrative expenses .................          57,086           59,644         110,724          111,041
    Other deductions/minority interest ...........................          67,392           13,135         105,641           21,016
    Interest expense .............................................          15,053           15,434          31,957           32,262
    Dividends on preferred security of subsidiary trust ..........           4,104            3,938           8,116            7,875
                                                                       -----------      -----------     -----------      -----------

    Total costs and expenses .....................................       1,039,182          834,612       1,863,917        1,522,340
                                                                       -----------      -----------     -----------      -----------

(Loss)/earnings before income taxes ..............................         (80,281)           5,571         (98,987)          16,078
Provision for income taxes .......................................           4,695            4,782          10,579            7,184
                                                                       -----------      -----------     -----------      -----------

Net (loss)/earnings prior to cumulative effect of a
  change in accounting principle .................................         (84,976)             789        (109,566)           8,894
Cumulative effect on prior years (to December 28,
  2001) of a change in accounting principle for goodwill,
  net of $0 tax ..................................................            --               --           (73,500)            --
                                                                       -----------      -----------     -----------      -----------

Net (loss)/earnings ..............................................     $   (84,976)             789       $(183,066)           8,894

(Loss)/earnings per share:
    Basic:
       Net (loss)/earnings prior to cumulative effect of
         a change in accounting principle ........................     $     (2.08)     $      0.02     $     (2.68)     $      0.22
       Cumulative effect on prior years (to December 28,
         2001) of a change in accounting principle for
         goodwill ................................................            --               --             (1.79)            --
                                                                       -----------      -----------     -----------      -----------
       Net (loss)/earnings .......................................     $     (2.08)     $      0.02     $     (4.47)     $      0.22
                                                                       ===========      ===========     ===========      ===========
    Diluted:
       Net (loss)/earnings prior to cumulative effect of
         a change in accounting principle ........................     $     (2.08)     $      0.02     $     (2.68)     $      0.22
       Cumulative effect on prior years (to December 28,
         2001) of a change in accounting principle for
         goodwill ................................................            --               --             (1.79)            --
                                                                       -----------      -----------     -----------      -----------
       Net (loss)/earnings .......................................     $     (2.08)     $      0.02     $     (4.47)     $      0.22
                                                                       ===========      ===========     ===========      ===========

Shares outstanding (in thousands):
   Basic: weighted average number of shares outstanding ..........          40,945           40,891          40,932           40,863
   Diluted: effect of share options ..............................            --                360            --                335
                                                                       -----------      -----------     -----------      -----------

    Total diluted ................................................          40,945           41,251          40,932           41,198
                                                                       ===========      ===========     ===========      ===========

Cash dividends paid per common share .............................     $      --        $      0.06     $      --        $      0.12
                                                                       ===========      ===========     ===========      ===========

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

                                                Foster Wheeler Ltd. and Subsidiaries
                                                        Major Business Groups
                                                      (In Millions of Dollars)
                                                                      Three Months Ended                  Six Months Ended
                                                                 June 28,2002      June 29, 2001     June 28, 2002      June 29,2001
                                                                 ------------      -------------     -------------      ------------
                                                                                  (Reclassified)                      (Reclassified)
Engineering & Construction (E&C)(6)
       Revenues                                                   $   560,167       $   464,134       $   981,302       $   894,504
       Gross earnings from operations                                   6,015            45,226            46,234            85,111
       Interest expense                                                  (251)              907              (569)              940
       (Loss)/earnings before income taxes and
       cumulative effect of a change in
       accounting principle for goodwill (1)(2)                       (13,237)           17,223             7,265            36,435

Energy
       Revenues                                                   $   411,916       $   385,005       $   799,336       $   666,822
       Gross earnings from operations                                  43,955            38,696            87,265            73,528
       Interest expense                                                 4,357             6,263            11,738            12,554
       (Loss)/earnings before income taxes and
       cumulative effect of a change in accounting
       principle for goodwill(1)(2)(3)                                (18,197)           11,120           (19,971)           20,461

Corporate and Financial Services (C&F) (5)
       Revenues                                                   $   (13,182)      $    (8,956)      $   (15,708)      $   (22,908)
       Gross earnings from operations                                  (1,182)              498            (1,235)              740
       Interest expense (4)                                            15,051            12,202            28,904            26,643
       Loss before income taxes and cumulative
       effect of a change in accounting
       principle for goodwill                                         (48,847)          (22,772)          (86,281)          (40,818)

Total
       Revenues                                                   $   958,901       $   840,183       $ 1,764,930       $ 1,538,418
       Gross earnings from operations                                  48,788            84,420           132,264           159,379
       Interest expense (4)                                            19,157            19,372            40,073            40,137
       (Loss)/earnings before income taxes
       and accounting change                                          (80,281)            5,571           (98,987)           16,078
       Provision (benefit) for income taxes                             4,695             4,782            10,579             7,184
       Net (loss)/earnings prior to
       cumulative effect of a change in
       accounting principle                                           (84,976)              789          (109,566)            8,894
       Cumulative effect on prior years of a
       change in accounting principle for
       goodwill(7)                                                       --                --             (73,500)             --
                                                                  -----------       -----------       -----------       -----------

       Net (loss)/earnings                                        $   (84,976)      $       789       $  (183,066)      $     8,894
                                                                  ===========       ===========       ===========       ===========


(1)  Includes in the three and six months ended 2002, claim write-downs for E&C ($27,200) and for Energy ($20,700).

(2)  Includes in the three and six months ended 2002, anticipated loss on sale of assets for Energy ($31,800 and $50,800).

(3)  Includes in the three and six months ended 2001, $5,000 loss on sale of a hydrogen plant.

(4)  Includes dividends on preferred security of subsidiary trust.

(5)  Includes intersegment eliminations.

(6)  Reflects the  reclassification of the Engineering,  Procurement and Construction ("EPC") business in the United States from the
     E&C business group to the Energy  business group to conform to 2002  presentation.  For the three and six months ended June 29,
     2001,  revenues of $71,605 and  $114,787,  respectively,  gross  earnings from  operations of $4,526 and $5,763,  respectively, interest  expense of $257 and $474,  respectively  and earnings  before  income taxes of $3,091 and $2,679,  respectively  were reclassified from the E&C group to the Energy group.

(7)  Includes a provision for goodwill impairment of $48,700 for E&C and $24,800 for the Energy Group.

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

                   Operating revenues by industry segment for the periods ending June 28,
                   2002 and June 28,2001 were as follows:



                                                 Three Months Ended                       Six Months Ended
                                                 ------------------                       ----------------
                                         June 28, 2002       June 29, 2001        June 28, 2002       June 29, 2001
                                         -------------       -------------        -------------       -------------
Power                                    $      45,847        $      83,587        $      53,805      $      165,968
Oil and gas/refinery                           247,081              187,715              405,168             365,232
Pharmaceutical                                 105,807              121,079              181,152             192,096
Chemical                                        37,935               59,031               76,571             106,050
Environmental                                   88,856               90,760              173,624             168,135
Power production                               306,310              300,363              612,309             507,910
Other                                          112,498              (15,653)             237,114               4,134
                                         -------------        --------------       -------------      --------------
     Total Operating Revenues            $     944,334        $     826,882        $   1,739,743      $    1,509,525
                                         =============        =============        =============      ==============